SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 1996


                 FISCHER-WATT GOLD COMPANY, INC.
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        (Exact name of registrant as specified in charter)


           NEVADA               0-17386            88-0227654
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(State or other jurisdiction  (Commission      (I.R.S. Employer
      of incorporation)       file number)    Identification No.)

   1410 Cherrywood Drive    Coeur d'Alene, Idaho     83814
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     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  208-664-6757

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Item 5.  Other Events.

     On August 23, 1996, Fischer-Watt Gold Company, Inc., mailed a letter dated August 19, 1996 from its Chairman and Chief Executive Officer to its shareholders. His letter reviewed the recent past and indicated his plans for the future. A copy of the letter is filed herewith as Exhibit 1.20 and is incorporated herein by reference thereto.


(c)  Exhibits

Item     601 Code                   Exhibit
- ----     --------                   -------

1          20       Letter to Shareholders from George Beattie,
                    Chairman and Chief Executive Officer dated
                    August 19, 1996 and mailed August 23, 1996.


                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Fischer-Watt Gold Company, Inc.



Date:  August 29, 1996            George Beattie, President